Exhibit 99.2 Case 23-13359-VFP Doc 2198 Filed 09/21/23 Entered 09/21/23 11:19:35 Desc Main
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UNITED STATES BANKRUPTCY COURT

                                   DISTRICT OF  New Jersey

In Re. Bed Bath & Beyond Inc.	§	Case No. 23-13359
§
	§	Lead Case No. 23-13359
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 08/31/2023	Petition Date: 04/23/2023
Months Pending: 4	Industry Classification:	4	4	2	2

Reporting Method:	Accrual Basis ☒	Cash Basis ☐

Debtor’s Full-Time Employees (current):		115

Debtor’s Full-Time Employees (as of date of order for relief):		11,666

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements

☐	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit

☐	Statement of operations (profit or loss statement)

☐	Accounts receivable aging

☒	Postpetition liabilities aging

☐	Statement of capital assets

☐	Schedule of payments to professionals

☐	Schedule of payments to insiders

☐	All bank statements and bank reconciliations for the reporting period

☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Michael Sirota
Signature of Responsible Party

09/20/2023
Date

Michael Sirota, Cole Schotz
Printed Name of Responsible Party

Court Plaza North 25 Main Street Hackensack, NJ 07601
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R.

§ 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

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Debtor’s Name Bed Bath & Beyond Inc.	Case No. 23-13359

Part 1: Cash Receipts and Disbursements	Current Month	Cumulative

a. Cash balance beginning of month	$18,423,310

b. Total receipts (net of transfers between accounts)	$88,111,273	$720,948,877

c. Total disbursements (net of transfers between accounts)	$88,077,799	$615,738,932

d. Cash balance end of month (a+b-c)	$18,456,783

e. Disbursements made by third party for the benefit of the estate	$20,365,361	$122,304,896

f. Total disbursements for quarterly fee calculation (c+e)	$108,443,160	$738,043,828

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)	Current Month

a. Accounts receivable (total net of allowance)	$0

b. Accounts receivable over 90 days outstanding (net of allowance)	$0

c. Inventory (Book ☒ Market ☐ Other ☐ (attach explanation))	$0

d Total current assets	$0

e. Total assets	$0

f. Postpetition payables (excluding taxes)	$0

g. Postpetition payables past due (excluding taxes)	$0

h. Postpetition taxes payable	$0

i. Postpetition taxes past due	$0

j. Total postpetition debt (f+h)	$0

k. Prepetition secured debt	$0

l. Prepetition priority debt	$0

m. Prepetition unsecured debt	$0

n. Total liabilities (debt) (j+k+l+m)	$0

o. Ending equity/net worth (e-n)	$0

Part 3: Assets Sold or Transferred	Current Month	Cumulative

a. Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0

b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0

c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)	Current Month	Cumulative

a. Gross income/sales (net of returns and allowances)	$0

b. Cost of goods sold (inclusive of depreciation, if applicable)	$0

c. Gross profit (a-b)	$0

d. Selling expenses	$0

e. General and administrative expenses	$0

f. Other expenses	$0

g. Depreciation and/or amortization (not included in 4b)	$0

h. Interest	$0

i. Taxes (local, state, and federal)	$0

j. Reorganization items	$0

k. Profit (loss)	$0	$0

UST Form 11-MOR (12/01/2021)	2

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Debtor’s Name Bed Bath & Beyond Inc.	Case No. 23-13359

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative

a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total			$7,284,033	$9,860,006	$7,284,033	$9,860,006

	Itemized Breakdown by Firm

		Firm Name	Role

	i	Kroll Restructuring Administrat	Other	$1,644,892	$4,060,865	$1,644,892	$4,060,865

	ii	Lazard Freres & Co. LLC	Financial Professional	$396,363	$556,363	$396,363	$556,363

	iii	Cole Schotz P C	Local Counsel	$722,973	$722,973	$722,973	$722,973

	iv	Kirkland & Ellis LLP	Lead Counsel	$2,435,921	$2,435,921	$2,435,921	$2,435,921

	v	AlixPartners LLP	Financial Professional	$2,083,884	$2,083,884	$2,083,884	$2,083,884

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UST Form 11-MOR (12/01/2021)	3

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Debtor’s Name Bed Bath & Beyond Inc.	Case No. 23-13359

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UST Form 11-MOR (12/01/2021)	4

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Debtor’s Name Bed Bath & Beyond Inc.	Case No. 23-13359

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative

b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total			$44,493,094	$152,106,285	$44,493,094	$152,106,285

	Itemized Breakdown by Firm

		Firm Name	Role

	i	Hilco Merchant Resources LLC	Other	$43,254,622	$150,867,813	$43,254,622	$150,867,813

	ii	Deloitte & Touche LLP	Other	$34,374	$34,374	$34,374	$34,374

	iii	Deloitte Tax LLP	Other	$355,414	$355,414	$355,414	$355,414

	iv	Epstein Becker Green, P.C.	Other	$32,454	$32,454	$32,454	$32,454

	v	KPMG LLP	Other	$522,500	$522,500	$522,500	$522,500

	vi	Lerner David LLP	Other	$45,089	$45,089	$45,089	$45,089

	vii	Perkins Coie LLP	Other	$50,558	$50,558	$50,558	$50,558

	viii	PricewaterhouseCoopers LLP	Other	$138,300	$138,300	$138,300	$138,300

	ix	Pryor Cashman	Other	$59,783	$59,783	$59,783	$59,783

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UST Form 11-MOR (12/01/2021)	5

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Debtor’s Name Bed Bath & Beyond Inc.	Case No. 23-13359

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UST Form 11-MOR (12/01/2021)	6

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Debtor’s Name Bed Bath & Beyond Inc.	Case No. 23-13359

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c. All professional fees and expenses (debtor & committees)	$55,686,405	$166,938,369	$55,686,405	$166,938,369

UST Form 11-MOR (12/01/2021)	7

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Debtor’s Name Bed Bath & Beyond Inc.	Case No. 23-13359

Part 6: Postpetition Taxes	Current Month	Cumulative

a. Postpetition income taxes accrued (local, state, and federal)	$0	$0

b. Postpetition income taxes paid (local, state, and federal)	$0	$0

c. Postpetition employer payroll taxes accrued	$0	$0

d. Postpetition employer payroll taxes paid	$0	$0

e. Postpetition property taxes paid	$0	$0

f. Postpetition other taxes accrued (local, state, and federal)	$0	$0

g. Postpetition other taxes paid (local, state, and federal)	$12,916,657	$49,511,625

Part 7: Questionnaire - During this reporting period:

	a. Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ☒	No ☐

	b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ☐	No ☒

	c. Were any payments made to or on behalf of insiders?	Yes ☒	No ☐

	d. Are you current on postpetition tax return filings?	Yes ☒	No ☐

	e. Are you current on postpetition estimated tax payments?	Yes ☒	No ☐

	f. Were all trust fund taxes remitted on a current basis?	Yes ☒	No ☐

	g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ☐	No ☒

	h. Were all payments made to or on behalf of professionals approved by the court?	Yes ☒	No ☐ N/A ☐

i. Do you have:	Worker’s compensation insurance?	Yes ☒	No ☐

	If yes, are your premiums current?	Yes ☒	No ☐ N/A ☐	(if no, see Instructions)

	Casualty/property insurance?	Yes ☒	No ☐

	If yes, are your premiums current?	Yes ☒	No ☐ N/A ☐	(if no, see Instructions)

	General liability insurance?	Yes ☒	No ☐

	If yes, are your premiums current?	Yes ☒	No ☐ N/A ☐	(if no, see Instructions)

	j. Has a plan of reorganization been filed with the court?	Yes ☒	No ☐

	k. Has a disclosure statement been filed with the court?	Yes ☒	No ☐

	l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ☒	No ☐

UST Form 11-MOR (12/01/2021)	8

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Debtor’s Name Bed Bath & Beyond Inc.	Case No. 23-13359

Part 8: Individual Chapter 11 Debtors (Only)

a. Gross income (receipts) from salary and wages	$0

b. Gross income (receipts) from self-employment	$0

c. Gross income from all other sources	$0

d. Total income in the reporting period (a+b+c)	$0

e. Payroll deductions	$0

f. Self-employment related expenses	$0

g. Living expenses	$0

h. All other expenses	$0

i. Total expenses in the reporting period (e+f+g+h)	$0

j. Difference between total income and total expenses (d-i)	$0

k. List the total amount of all postpetition debts that are past due	$0

l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ☐ No ☒

m. If yes, have you made all Domestic Support Obligation payments?	Yes ☐ No ☐ N/A ☒

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Holly Etlin	Holly Etlin
Signature of Responsible Party	Printed Name of Responsible Party

Chief Restructuring Officer	09/20/2023
Title	Date

UST Form 11-MOR (12/01/2021)	9

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Debtor’s Name Bed Bath & Beyond Inc.	Case No. 23-13359

UST Form 11-MOR (12/01/2021)	10

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Debtor’s Name Bed Bath & Beyond Inc.	Case No. 23-13359

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Debtor’s Name Bed Bath & Beyond Inc.	Case No. 23-13359

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Supporting Documentation - Global Notes Page 1 of 9

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF NEW JERSEY

In re: BED BATH & BEYOND INC., et al.	Case No. (Jointly Administered): 23-13359 (VFP)
Reporting Period: August 2023

SUPPORTING DOCUMENTATION TO UST FORM 11-MOR

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Selected Assets and Liabilities (Unaudited)	MOR-2	x
Schedule of Post-Petition Accounts Payable	MOR-3	x

Case 23-13359-VFP Doc 2198-1 Filed 09/21/23 Entered 09/21/23 11:19:35 Desc
Supporting Documentation - Global Notes Page 2 of 9	MOR NOTES

In re: BED BATH & BEYOND INC., et al.	Case No. (Jointly Administered): 23-13359 (VFP)
Reporting Period: August 2023

Notes to the Monthly Operating Report

General:

The report includes activity from the following Debtors and related Case Numbers:

Debtor Name	Case No.
Bed Bath & Beyond Inc.	23-13359 (VFP)
Alamo Bed Bath & Beyond Inc.	23-13360 (VFP)

BBB Canada LP Inc.	23-13361 (VFP)

BBB Value Services Inc.	23-13362 (VFP)

BBBY Management Corporation	23-13363 (VFP)

BBBYCF LLC	23-13364 (VFP)

BBBYTF LLC	23-13365 (VFP)

bed ‘n bath Stores Inc.	23-13396 (VFP)

Bed Bath & Beyond of Annapolis, Inc.	23-13366 (VFP)

Bed Bath & Beyond of Arundel Inc.	23-13367 (VFP)

Bed Bath & Beyond of Baton Rouge Inc.	23-13368 (VFP)

Bed Bath & Beyond of Birmingham Inc.	23-13369 (VFP)

Bed Bath & Beyond of Bridgewater Inc.	23-13370 (VFP)

Bed Bath & Beyond of California Limited Liability Company	23-13371 (VFP)

Bed Bath & Beyond of Davenport Inc.	23-13372 (VFP)

Bed Bath & Beyond of East Hanover Inc.	23-13373 (VFP)

Bed Bath & Beyond of Edgewater Inc.	23-13374 (VFP)

Bed Bath & Beyond of Falls Church, Inc.	23-13375 (VFP)

Bed Bath & Beyond of Fashion Center, Inc.	23-13376 (VFP)

Bed Bath & Beyond of Frederick, Inc.	23-13377 (VFP)

Bed Bath & Beyond of Gaithersburg Inc.	23-13378 (VFP)

Bed Bath & Beyond of Gallery Place L.L.C.	23-13379 (VFP)

Bed Bath & Beyond of Knoxville Inc.	23-13380 (VFP)

Bed Bath & Beyond of Lexington Inc.	23-13381 (VFP)

Bed Bath & Beyond of Lincoln Park Inc.	23-13382 (VFP)

Bed Bath & Beyond of Louisville Inc.	23-13383 (VFP)

Bed Bath & Beyond of Mandeville Inc.	23-13384 (VFP)

Bed, Bath & Beyond of Manhattan, Inc.	23-13397 (VFP)

Case 23-13359-VFP Doc 2198-1 Filed 09/21/23 Entered 09/21/23 11:19:35 Desc
Supporting Documentation - Global Notes Page 3 of 9	MOR NOTES

In re: BED BATH & BEYOND INC., et al.	Case No. (Jointly Administered): 23-13359 (VFP)
Reporting Period: August 2023

Bed Bath & Beyond of Opry Inc.	23-13385 (VFP)

Bed Bath & Beyond of Overland Park Inc.	23-13386 (VFP)

Bed Bath & Beyond of Palm Desert Inc.	23-13387 (VFP)

Bed Bath & Beyond of Paradise Valley Inc.	23-13388 (VFP)

Bed Bath & Beyond of Pittsford Inc.	23-13389 (VFP)

Bed Bath & Beyond of Portland Inc.	23-13390 (VFP)

Bed Bath & Beyond of Rockford Inc.	23-13391 (VFP)

Bed Bath & Beyond of Towson Inc.	23-13392 (VFP)

Bed Bath & Beyond of Virginia Beach Inc.	23-13393 (VFP)

Bed Bath & Beyond of Waldorf Inc.	23-13394 (VFP)

Bed Bath & Beyond of Woodbridge Inc.	23-13395 (VFP)

Buy Buy Baby of Rockville, Inc.	23-13398 (VFP)

Buy Buy Baby of Totowa, Inc.	23-13399 (VFP)

Buy Buy Baby, Inc.	23-13400 (VFP)

BWAO LLC	23-13401 (VFP)

Chef C Holdings LLC	23-13402 (VFP)

Decorist, LLC	23-13403 (VFP)

Deerbrook Bed Bath & Beyond Inc.	23-13404 (VFP)

Harmon of Brentwood, Inc.	23-13405 (VFP)

Harmon of Caldwell, Inc.	23-13406 (VFP)

Harmon of Carlstadt, Inc.	23-13407 (VFP)

Harmon of Franklin, Inc.	23-13408 (VFP)

Harmon of Greenbrook II, Inc.	23-13409 (VFP)

Harmon of Hackensack, Inc.	23-13410 (VFP)

Harmon of Hanover, Inc.	23-13411 (VFP)

Harmon of Hartsdale, Inc.	23-13412 (VFP)

Harmon of Manalapan, Inc.	23-13413 (VFP)

Harmon of Massapequa, Inc.	23-13414 (VFP)

Harmon of Melville, Inc.	23-13415 (VFP)

Harmon of New Rochelle, Inc.	23-13416 (VFP)

Harmon of Newton, Inc.	23-13417 (VFP)

Harmon of Old Bridge, Inc.	23-13418 (VFP)

Harmon of Plainview, Inc.	23-13419 (VFP)

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Supporting Documentation - Global Notes Page 4 of 9	MOR NOTES

In re: BED BATH & BEYOND INC., et al.	Case No. (Jointly Administered): 23-13359 (VFP)
Reporting Period: August 2023

Harmon of Raritan, Inc.	23-13420 (VFP)
Harmon of Rockaway, Inc.	23-13421 (VFP)
Harmon of Shrewsbury, Inc.	23-13422 (VFP)
Harmon of Totowa, Inc.	23-13423 (VFP)
Harmon of Wayne, Inc.	23-13424 (VFP)
Harmon of Westfield, Inc.	23-13425 (VFP)
Harmon of Yonkers, Inc.	23-13426 (VFP)
Harmon Stores, Inc.	23-13427 (VFP)
Liberty Procurement Co. Inc.	23-13428 (VFP)
Of a Kind, Inc.	23-13429 (VFP)
One Kings Lane LLC	23-13430 (VFP)
San Antonio Bed Bath & Beyond Inc.	23-13431 (VFP)
Springfield Buy Buy Baby, Inc.	23-13432 (VFP)

Introduction: On April 23, 2023 (the “Petition Date”), Bed Bath and Beyond Inc. and its affiliated debtors and debtors in possession (collectively the “Debtors”) filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101–1532 (the “Bankruptcy Code”) with the United States Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”), thereby commencing cases jointly administered as In re Bed Bath & Beyond Inc., et al., No. 23-13359 (VFP). The Debtors are authorized to continue to manage and operate their businesses as debtors in possession under sections 1107 and 1108 of the Bankruptcy Code.

Additional information about these chapter 11 cases, court filings, and claims information is available at the Debtors’ restructuring website: https://restructuring.ra.kroll.com/bbby/.

Accounting Principles: This Monthly Operating Report (“MOR”) is unaudited and has been prepared solely for the purpose of complying with the Debtors’ obligations to provide monthly operating reports during these chapter 11 cases. This MOR is not prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and does not include all information and disclosures required by U.S. GAAP. The Debtors have prepared this MOR using the best information presently available to them, which has been collected, maintained, and prepared in accordance with their historical accounting practices. Thus, this MOR is true and accurate to the best of the Debtors’ knowledge, information, and belief based on currently available data.

General Methodology: The Debtors prepared this MOR relying primarily upon the information set forth in their books and records. This MOR may exclude information regarding non-Debtor affiliates. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that the Debtors apply when preparing their quarterly and annual consolidated financial information in accordance with U.S. GAAP. Accordingly, upon the application of such procedures, the Debtors believe that the financial information may be subject to change, and these changes could be material.

This is the fourth MOR to be filed since the Petition Date and includes cash activity in MOR-1 for the fiscal month ending August 31, 2023.

Insiders. For purposes of this MOR, the Debtors defined “insiders” pursuant to section 101(31) of the Bankruptcy Code as: (a) directors; (b) officers; (c) persons in control of the Debtors; (d) relatives of the Debtors’ directors, officers, or persons in control of the Debtors; and (e) Debtor and non-Debtor affiliates of the foregoing. Moreover, the Debtors do not

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Supporting Documentation - Global Notes Page 5 of 9	MOR NOTES

In re: BED BATH & BEYOND INC., et al.	Case No. (Jointly Administered): 23-13359 (VFP)
Reporting Period: August 2023

take a position with respect to: (a) any insider’s influence over the control of the Debtors; (b) the management responsibilities or functions of any such insider; (c) the decision making or corporate authority of any such insider; or (d) whether the Debtors or any such insider could successfully argue that he or she is not an “insider” under applicable law, with respect to any theories of liability, or for any other purpose.

Cash Balances. With respect to cash balances, the amounts reported in the Selected Assets and Liabilities (Unaudited) exhibit are reported on the Debtor entities associated with each bank account. As more fully described in the Debtors’ Motion for Entry of Interim and Final Orders (I) Authorizing the Debtors to (A) Continue Use of Existing Business Forms and Records; (B) Maintain Existing Corporate Bank Accounts and Cash Management System, (C) Pay Prepetition Bank Fees Associated with the Cash Management System, and (D) Continue Performance of Intercompany Transactions; (II) Granting Administrative Expense Status to Postpetition Intercompany Balances; and (III) Waiving Certain U.S. Trustee Requirements for a Period Not to Exceed Thirty Days [Docket No. 18], the Debtors utilize certain Debtor legal entities to administer payment and receipt activities. Accordingly, the Debtors do not represent that these cash balances are attributable to the respective Debtors that administer the activities, and reserve all rights with respect to ownership of the assets.

Reservation of Rights: The Debtors hereby reserve all of their rights to dispute the validity, status, enforceability, or executory nature of any claim amount, representation, or other statement in this MOR and reserve the right to amend or supplement this MOR, if necessary. In future periods, any changes to prior period balances will be reflected in the current month’s MOR.

Case 23-13359-VFP Doc 2198-1 Filed 09/21/23 Entered 09/21/23 11:19:35 Desc
Supporting Documentation - Global Notes Page 6 of 9	MOR NOTES

In re: BED BATH & BEYOND INC., et al.	Case No. (Jointly Administered): 23-13359 (VFP)
Reporting Period: August 2023

Notes to Supporting Documentation

Notes to UST Form 11-MOR, Part 1 Cash Receipts and Disbursements:

Based on official instructions published by the Office of the United States Trustee in connection with the completion of UST Form 11-MOR Part 1, Cash Receipts and Disbursements, reported cash receipts and disbursements should exclude intercompany, debtor-to-debtor, transactions. As a result, for those Debtors with net intercompany cash outflows or inflows during the reporting period, the ending cash balances reported on Form 11-MOR Part 1 will not agree with the ending cash balances per the Debtors’ bank statements or the Debtors’ books and records. The Debtors have only listed in this schedule those Debtors with cash balances or cash activity during the applicable reporting period.

Case 23-13359-VFP Doc 2198-1 Filed 09/21/23 Entered 09/21/23 11:19:35 Desc
Supporting Documentation - Global Notes Page 7 of 9	MOR-1

In re: BED BATH & BEYOND INC., et al.	Case No. (Jointly Administered): 23-13359 (VFP)
Reporting Period: August 2023

Schedule of Cash Receipts and Disbursements -  $(000’s)

DEBTOR ENTITY NAME	Bed Bath & Beyond Inc.	Liberty Procurement Co. Inc.	Bed Bath & Beyond of California Limited Liability Company	BBB Value Services Inc.	BBBY Management Corporation	Buy Buy Baby, Inc.	Harmon Stores, Inc.	BBBYTF LLC	Buy Buy Baby of Rockville, Inc.
Beginning Balance	$18,423	$43	$12,384	$208	$2,425	$501	$70	$420	$0

Receipts
Store Receipts	$85,11	$0	$11,240	$0	$0	$13,759	$0	$0	$0
Other	$3,000	$0	$0	$0	$0	$0	$14	$145	$0
Intercompany Receipts from BBB Canada LP Inc.	$0	$0	$0	$0	$0	$0	$0	$0	$0
Intercompany Receipts from Debtor	$56,372	$0	$0	$0	$0	$0	$0	$48,192	$0

Total Receipts	$144,483	$0	$11,240	$0	$0	$13,759	$14	$48,338	$0

Disbursements
Vendor, Other Accts Payable	$10,989	$0	$0	$0	$0	$242	$0	$2,864	$0
Sales Tax, Customs	$12,917	$0	$0	$0	$0	$0	$0	$0	$0
Payroll & Benefits	$626	$0	$0	$0	$0	$20	$0	$24,915	$0
Funded Debt	$13,318	$0	$0	$0	$0	$0	$0	$0	$0
Professional Fees	$53,578	$0	$0	$0	$0	$0	$0	$291	$0
Rent	$2,346	$0	$0	$0	$0	$835	$0	$0	$0
Letter of Credit Payments	$0	$0	$0	$0	$0	$0	$0	$0	$0
Lender Reserve Account Funding	$0	$0	$0	$0	$0	$0	$0	$0	$0
Intercompany Disbursements to Debtors	$48,193	$0	$23,624	$0	$936	$12,566	$0	$19,246	$0

Total Disbursements	$141,967	$0	$23,624	$0	$936	$13,643	$0	$47,316	$0

Ending Balance	$20,940	$43	$0	$208	$1,489	$617	$84	$1,442	$0

Disbursements for MOR
Total Disbursements	$141,967	$0	$23,624	$0	$936	$13,643	$0	$47,316	$0
Debtor to Debtor Interco	($48,193)	$0	($23,624)	$0	($936)	($12,566)	$0	($19,246)	$0
Sales Tax Obligations (Paid)/Satisfied by Another Debtor	($5,696)	$0	$3,344	$0	$0	$2,353	$0	$0	$0
Payroll Obligations (Paid)/Satisfied by Another Debtor	$20,365	$0	$0	$0	$0	$4,550	$0	($24,915)	$0
Lease Obligations (Paid)/Satisfied by Another Debtor	$0	$0	$0	$0	$0	($173)	$0	$0	$173

Net Disb. For MOR Part 1-F	$108,443	$0	$3,344	$0	$0	$7,806	$0	$3,154	$173

Reconciliation to MOR Report Ending Cash
Beginning Cash per MOR Report 1-A	$18,423	$43	$12,384	$208	$2,425	$501	$70	$420
Receipts per MOR Report 1-B	$88,111	$0	$11,240	$0	$0	$13,759	$14	$145
Disbursements per MOR Report 1-C	($88,078)	$0	$0	$0	$0	($904)	$0	($3,154)

Ending Cash per MOR Report 1-D	$18,457	$43	$23,624	$208	$2,425	$13,356	$84	($2,589)

Ending Balance	$20,940	$43	$0	$208	$1,489	$617	$84	$1,442
Intercompany Receipts from Debtor	($56,372)	$0	($0)	$0	$0	$0	$0	($48,192)
Intercompany Disbursements to Debtors	$48,193	$0	$23,624	$0	$936	$12,566	$0	$19,246
Sales Tax Obligations (Paid)/Satisfied by Another Debtor	$5,696	$0	$0	$0	$0	$0	$0	$0
Payroll Obligations (Paid)/Satisfied by Another Debtor	$0	$0	$0	$0	$0	$0	$0	$24,915
Lease Obligations (Paid)/Satisfied by Another Debtor	$0	$0	$0	$0	$0	$173	$0	$0

Reconciled Cash to MOR Report 1-D	$18,457	$43	$23,624	$208	$2,425	$13,356	$84	($2,589)

Case 23-13359-VFP Doc 2198-1 Filed 09/21/23 Entered 09/21/23 11:19:35 Desc
Supporting Documentation - Global Notes Page 8 of 9	MOR-2

In re: BED BATH & BEYOND INC., et al.	Case No. (Jointly Administered): 23-13359 (VFP)
Reporting Period: August 2023

Selected Assets and Liabilities (Unaudited) - $(000’s)

DEBTOR ENTITY NAME	Bed Bath & Beyond Inc.	Liberty Procurement Co. Inc.	Bed Bath & Beyond of California Limited Liability Company	BBB Value Services Inc.	BBBY Management Corporation	Buy Buy Baby, Inc.	Harmon Stores, Inc.	BBBYTF LLC	Total
Assets - Selected Items
Cash	$20,940	$43	$0	$208	$1,489	$617	$84	$1,442	$24,823
Inventory	$0	$0	$0	$0	$0	$0	$0	$0	$0

Liabilities - Selected Items
Funded Debt (Principal Balances)
Debtor-in-Possession Loan Facility	$34,916	$0	$0	$0	$0	$0	$0	$0	$34,916
Roll-up Debtor-in-Possession Loan Facility	$180,885	$0	$0	$0	$0	$0	$0	$0	$180,885
ABL Facility - Prepetition	$0	$0	$0	$0	$0	$0	$0	$0	$0
LC Balance - Prepetition	$0	$0	$0	$0	$0	$0	$0	$0	$0
FILO Term Loan Facility - Prepetition	$187,806	$0	$0	$0	$0	$0	$0	$0	$187,806
Capital Lease Obligation	$61,500	$0	$0	$0	$0	$0	$0	$0	$61,500

Total Secured Debt	$465,108	$0	$0	$0	$0	$0	$0	$0	$465,108

3.749% Senior Notes Due 2024 - Prepetition	$215,400	$0	$0	$0	$0	$0	$0	$0	$215,400
4.915% Senior Notes Due 2034 - Prepetition	$209,700	$0	$0	$0	$0	$0	$0	$0	$209,700
5.165% Senior Notes Due 2044 - Prepetition	$604,800	$0	$0	$0	$0	$0	$0	$0	$604,800

Total Unsecured Debt	$1,029,900	$0	$0	$0	$0	$0	$0	$0	$1,029,900

Total Funded Debt	$1,495,008	$0	$0	$0	$0	$0	$0	$0	$1,495,008

Pre-petition Merchandise Payables	$0	$116,021	$0	$0	$0	$0	$0	$0	$116,021
Pre-petition Non-Merchandise Payables	$269,888	$0	$0	$0	$0	$17,246	$5,077	$0	$292,212
Post-petition Merchandise Payables	$0	$0	$0	$0	$0	$0	$0	$0	$0
Post-petition Non-Merchandise Payables	$9,415	$0	$0	$0	$0	$40	$0	$0	$9,455

Case 23-13359-VFP Doc 2198-1 Filed 09/21/23 Entered 09/21/23 11:19:35 Desc
Supporting Documentation - Global Notes Page 9 of 9	MOR-3

In re: BED BATH & BEYOND INC., et al.	Case No. (Jointly Administered): 23-13359 (VFP)
Reporting Period: August 2023

Selected Post-Petition Accounts Payable (Unaudited)

		Aging (Days) - based on Due Date
Vendor Name	Total	Not Yet Due	Less than 30 Days	30 to 45 Days	45 to 60 Days	More than 60 Days
ORACLE AMERICA, INC	2,032,081	2,032,081	—	—	—	—
GOOGLE LLC	1,834,287	1,834,287	—	—	—	—
WORKDAY INC	1,435,891	1,435,891	—	—	—	—
NEW RELIC	464,384	—	—	—	—	464,384
SWIFTWIN SOLUTIONS INC	363,583	—	—	—	—	363,583
TCP, INC	259,727	—	—	—	259,727	—
MICROSOFT CORPORATION_IT100875	232,329	—	889	—	935	230,506
VERIZON BUSINESS NETWORK	165,333	—	165,333	—	—	—
MANHATTAN ASSOCIATES INC.	139,600	3,500	—	—	—	136,100
BAZAARVOICE INC	134,920	67,460	—	—	—	67,460
PagerDuty, Inc.	115,562	—	—	—		115,562
MERCURY GATE INTERNATIONAL INC	112,008	28,405	27,947	—	27,896	27,761
TIME WARNER CABLE	106,011	—	109,745	—	—	(3,734)
ALLIED UNIVERSAL SECURITY	103,454	—	74,317	10,646	16,130	2,361
FIRST DATA CORP INTEGRATED PAY	92,675	—	18,173	—	38,054	36,448
IRON MOUNTAIN RECORDS MGNT	90,603	—	—	—	90,603	—
INTELLIGRATED SYSTEMS LLC	87,033	—	75,000	—	12,033	—
CORVEL ENTERPRISE COMP INC	86,235	—	86,235	—	—	—
OPTORO INC	85,435	—	60,000	—	—	25,435
ANKURA INTERMEDIATE HOLDINGS LP	83,518	—	—	83,518	—	—
INSTITUTE FOR CORPORATE	83,048	—	—	—	—	83,048
LEGALPEOPLE	74,835	—	74,835	—	—	—
Linkedin Corporation	71,954	—	—	71,954	—	—
GARTNER INC	71,012	—	—	—	—	71,012
TRINTECH INC.	69,531	42,466	27,066	—	—	—
EASTERN ESSENTIAL SERVICES	68,917	30,090	13,716	—	4,222	20,888
NARVAR INC	64,784	—	—	—	—	64,784
TEALIUM INC	50,000	50,000	—	—	—	—
PLACER LABS INC	45,338	—	—	—	—	45,338
VERIZON	42,652	—	—	42,652	—	—
LRN CORPORATION	40,735	—	—	—	—	40,735
TRANSACTION TAX RESOURCES INC	40,634	—	—	—	—	40,634
NEXLA INC	38,750	—	38,750	—	—	—
GARDA CL ATLANTIC, INC.	38,516	27,144	11,372	—	—	—
THE MORNING CONSULT LLC	38,175	—	—	—	—	38,175
CITRUS AD INTERNATIONAL INC	38,119	—	—	—	—	38,119
UPLAND SOFTWARE INC	35,054	—	—	—	—	35,054
MOBILE MINI TEXAS LIMITED	32,731	—	32,731	—	—	—
BLACKHAWK NETWORK INC.	28,638	224	2,341	917	1,240	23,917
VERIZON WIRELESS	28,285	—	28,285	—	—	—
AFA PROTECTIVE SYSTEMS, INC.	26,608	26,608	—	—	—	—
FIRST ADVANTAGE BACKGROUND SERVICES CORP.	26,434	3,806	22,627	—	—	—
CONCENTRIX SOLUTIONS	25,543	—	—	—	—	25,543
KHOROS LLC_MRK268066	22,134	—	—	—	—	22,134
CALIBER AMERICAS LLC	20,320	20,320	—	—	—	—
PHENOM PEOPLE INC	20,000	20,000	—	—	—	—
STYLUS MEDIA GROUP LTD	19,041	—	—	—	—	19,041
FIVE9 INC	16,382	—	16,382	—	—	—
FEINCO, LLC	12,999	—	517	—	—	12,482
KOALA CORPORATION	12,996	—	12,996	—	—	—

Sub-Total (Top 50 Vendors per AP Report)	$9,228,836	$5,622,283	$899,256	$209,688	$450,840	$2,046,768

Top 50 Vendors (% of Total)	97.6%	98.9%	95.6%	94.7%	96.1%	95.6%

Total (Per AP Report)	$9,454,504	$5,683,185	$940,375	$221,469	$469,156	$2,140,318